                                                                   EXHIBIT 10.12



                              FIRST AMENDMENT TO
              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     The parties to this First Amendment to Amended and Restated Registration Rights Agreement, dated as of February 21, 1997, are UNIFI Communications, Inc. (formerly Fax International, Inc.), a Delaware corporation (the "Company"), and
                                                                 -------
the undersigned stockholders of the Company, each of whom is a party to the Amended and Restated Registration Rights Agreement dated as of April 10, 1995 (the "Agreement").
      ---------

     The undersigned desire to amend the Agreement in the manner set forth herein. The parties accordingly agree as follows.

     1. The Agreement is amended by deleting all references therein to Series H Convertible Preferred Stock and replacing them with references to Series I Convertible Preferred Stock.

     2. Section 3(b) on page 1 of the Agreement is hereby amended to read in its entirety as follows:

               "(b) a Revolving Credit Agreement dated as of the date hereof."

     3. The following definition of the new term "Series I Convertible Preferred Stock" is hereby inserted immediately after the definition of "SEC" in Section 1 of the Agreement and Section 1(m) is renumbered as Section 1(n): (m) "Series I Convertible Preferred Stock" means the Series I Convertible Preferred Stock, $1.00 par value per share, of the Company.

     4. Section 1(e) of the Agreement is amended by deleting the word "and" immediately preceding clause (D) thereof and by adding the following as new clause (E) immediately after said clause (D) and before the proviso:

               "(E) shares of Common Stock issuable upon exercise of the Warrant (as defined in that certain Restructuring Agreement dated October 31, 1996, as amended, among the Company and the stockholders of the Company named therein)."

     5. Section 2(a)(ii)(E) is hereby amended to read in its entirety as follows:

               "Prior to December 31, 1998 if the Registrable Securities requested to be registered have an expected public offering price of less than Seven Dollars and Fifty Cents ($7.50) per share of Common Stock;"

     6. Except as amended hereby, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, this First Amendment to Amended and Restated Registration Rights Agreement has been executed by the parties hereto as of the date first set forth above.

UNIFI COMMUNICATIONS, INC.

By:    /s/  Douglas J. Ranalli
    --------------------------
Name:  Douglas J. Ranalli
Title:   President

      /s/   Douglas J. Ranalli
  --------------------------------------------
  Douglas J. Ranalli


       /s/  Shelley Ranalli
  --------------------------------------------
  Shelley Ranalli

ANTAEUS ENTERPRISES, INC.


  By:     /s/  John Beineke
  --------------------------------------------
  Title

  420 ASSOCIATES

  By:     /s/ John Beineke
  --------------------------------------------
  Title

  1950 ASSOCIATES

  By:     /s/  John Beineke
  --------------------------------------------
  Title

  SINGTEL GLOBAL SERVICES
  PTE. LTD.

  By:       /s/  Lim Eng
  --------------------------------------------
  Title